COLUMBIA FUNDS SERIES TRUST I

COLUMBIA U.S. TREASURY INDEX FUND

(the “Fund”)

Supplement dated August 3, 2012 to the

Fund’s Class A, Class B, Class C,

Class I and Class W shares prospectus dated August 1, 2012

Effective immediately, the following changes are hereby made to the prospectus for the Fund:

1.	The first paragraph under the section of the prospectus for the Fund entitled “Performance Information” is deleted in its entirety and replaced with the following disclosure:

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The inception date for the Fund’s Class I shares is September 27, 2010. The returns shown for Class I shares include the returns of the Fund’s Class Z shares (adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. The inception date for the Fund’s Class W shares is June 18, 2012; therefore, performance information for this share class is not yet available. The average annual total return table includes the returns of Class Z shares. Except for differences in expenses, these classes of shares have annual returns substantially similar to those of Class Z shares, which are not offered in this prospectus, because all classes of the Fund’s shares invest in the same portfolio of securities. The returns shown for the Fund include the returns of Galaxy II U.S. Treasury Fund, the predecessor to the Fund for periods prior to November 25, 2002.

2.	The following line under the section of the prospectus for the Fund entitled “Performance Information – Average Annual Total Return” is added with the following disclosure:

	1 year	5 years	10 years
Class Z shares returns before taxes	9.46%	6.63%	5.42%

Shareholders should retain this Supplement for future reference.

C-1196-1 A (8/12)